Vessels Under Construction	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Vessels Under Construction
7. Vessels Under Construction

Vessels Under Construction
(in thousands)
Vessels under construction at January 1, 2024	$—
Capitalized Interest	381
Payments to shipyard	41,208
Vessels under construction at December 31, 2024	$41,589
On August 20, 2024 the Company entered into contracts to build the Original Newbuild Vessels. On November 21, 2024 the Company exercised an option and entered into contracts to build the Additional Newbuild Vessels. The Newbuild Vessels, Navigator Polaris, Navigator Proxima, Navigator Parsec, and Navigator Pleione are scheduled to be delivered to the Company in March 2027, July 2027, November 2027 and January 2028 respectively, at an average shipyard price of $102.9 million per vessel.

Interest expense of $380,674 was capitalized for the year ended December 31, 2024 compared to $nil for the year ended December 31, 2023.